Exhibit 99.1

MEMORANDUM OF TERMS OF EMPLOYMENT

THIS MEMORANDUM OF TERMS OF EMPLOYMENT (“Memorandum”), is made and entered into effective as of July 1, 2018, by and between Salem Communications Holding Corporation (hereinafter referred to as “Employer”), and Christopher J. Henderson (hereinafter referred to as “Executive”), upon the following terms and conditions:

1.           EXECUTIVE’S RESPONSIBILITIES. Executive agrees to devote his entire business time, attention and energies to the business of Employer, including Salem Media Group, Inc. (“Salem Media” and the “Business”), and Employer’s parent entity and affiliates. Executive also agrees to perform all services hereunder in a manner loyal and faithful to Employer. Executive’s title shall be Executive Vice President - Legal and Human Resources, General Counsel and Board Secretary of Employer reporting directly to the Chief Executive Officer. Executive agrees to perform all duties reasonable and consistent with an Executive Vice President - Legal and Human Resources, General Counsel and Board Secretary as the Chief Executive Officer may assign to Executive from time-to-time.

2.           TERM. Executive’s employment with the Employer is voluntarily entered into, and Executive is free to resign at any time. It is understood that this Memorandum shall not create a contract for any specific term, expressed or implied, of employment. The relationship of the Employer to Executive shall be one of voluntary employment “at will,” with no definite period of employment, regardless of the date or method of payment of wages or salary. The relationship may be terminated by either Executive or Employer at any time, with or without cause and with or without prior notice. No person, other than the Chief Executive Officer of Salem Media, an affiliate of the Employer, has authority to enter into an agreement for employment for any specified period of time or to make any agreement contrary to the foregoing, and then, only by an agreement in writing signed by them. Subject to the foregoing, the period of time from the effective date this Memorandum is entered into (“Commencement Date”) until the date it terminates (“Termination Date”) shall be referred to herein as the “Term.”

3.           COMPENSATION. For all of the services rendered by Executive in any capacity under this Memorandum, Employer shall compensate Executive, less applicable deductions and withholding taxes, in accordance with Employer’s payroll practices as they may exist from time-to-time and as such compensation elements may be amended, suspended or discontinued to the extent permitted by applicable law at Employer’s sole option or discretion, as follows:

3.1           Annual Base Salary. Executive’s annual base salary (“Base Salary”) shall be at the annual rate as follows:

(i)	From July 1, 2018 to June 30, 2019, Three Hundred Sixty Thousand Dollars ($360,000); and

(ii)	From July 1, 2019 to June 30, 2020, Three Hundred Seventy Thousand Dollars ($370,000); and

1

(iii)	From July 1, 2020 to June 30, 2021, Three Hundred Eighty Thousand Dollars ($380,000).

3.2           Benefits. Executive may be eligible to participate in certain benefit plans that are available to qualified Executives of Employer from time-to-time. The availability and terms of such benefits shall be set by the Board of Directors and may change from time-to-time or be discontinued in their entirety at the sole discretion of Employer. Executive shall be entitled to benefits only in accordance with the terms and conditions of such plans as they may be enumerated or changed from time-to-time.

3.3           Travel and Entertainment Expenses. Reasonable, bona-fide Employer-related entertainment and travel expenses incurred by Executive in accordance with the Employee Handbook and written policies, all as issued by Employer, relating thereto shall be reimbursed or paid by Employer.

3.4           Professional License Fees. Salem Media will pay the reasonable expenses associated with maintaining Executive’s State Bar of California License as well as the reasonable expenses associated with any Continuing Professional Education required to maintain the license.

4.           TERMINATION OF EMPLOYMENT.

4.1           Termination; Payment of Salary. Employer may terminate Executive’s employment at any time for Cause (as hereinafter defined), immediately upon notice to Executive. In the event that (A) Executive’s employment is terminated for Cause, or (B) Executive terminates his employment with Employer for any reason, Executive shall receive payment for all earned compensation through the date this Memorandum is terminated (“Termination Date”), which in this event shall be the date upon which notice of termination is given by either party, and Employer shall have no further obligation to pay severance of any kind nor to make any further payment pursuant to this Memorandum. In the event that Executive’s employment is terminated by Employer other than for Cause, in addition to all earned compensation through the Termination Date, Employer shall pay Executive his then Base Salary calculated for six (6) months, less standard withholdings for tax and social security purposes.

4.2           Definition of Cause. For the purposes of this Agreement, ” Cause ” shall mean, without limitation, the following: (A) the death of Executive; (B) any mental or physical impairment which prevents Executive at any time during the Term from performing the essential functions of his full duties for a period of 90 days within any 365 day period and Executive thereafter fails to return to work within 10 days of notice by the Company of intention to terminate (“Disability”); (C) continued gross neglect, malfeasance or gross insubordination in performing duties assigned to Executive; (D) a conviction for a crime involving moral turpitude; (E) an egregious act of dishonesty (including without limitation theft or embezzlement) in connection with employment, or a malicious action by Executive toward Employer; (F) a violation of the provisions of Section 6 hereof; (G) a material breach of this Memorandum or instructions consistent with Executive’s position.

2

5.           EXECUTIVE’S OBLIGATIONS

5.1           Confidential Information. Executive agrees that, during the Term or at any time thereafter: (a) Executive shall not use for any purpose other than the duly authorized Business of Employer, or disclose to any third party, any information relating to Employer or any of its affiliated companies which is proprietary to Employer or any of its affiliated companies (“Confidential Information”), including any customer list, contact information, rate schedules, programming, data, plans, intellectual property, trade secret or any written (including in any electronic form) or oral communication incorporating Confidential Information in any way (except as may be required by law or in the performance of Executive’s duties under this Memorandum consistent with Employer’s policies) regardless of whether or not such information has been labeled as “confidential”; and (b) Executive shall comply with any and all confidentiality obligations of Employer to a third party, whether arising under a written agreement or otherwise.

5.2           Work For Hire. (a) The results and proceeds of Executive’s services to Employer, including, without limitation, any works of authorship resulting from Executive’s services during Executive’s employment with Employer and/or any of its affiliated companies and any works in progress resulting from such services, shall be works-made-for-hire and Employer shall be deemed the sole owner of any and all rights of every nature in such works, whether such rights are now known or hereafter defined or discovered, with the right to use the works in perpetuity in any manner Employer determines in its sole discretion without any further payment to Executive. If, for any reason, any of such results and proceeds are not legally deemed a work-made-for-hire and/or there are any rights in such results and proceeds which do not accrue to Employer under the preceding sentence, then Executive hereby irrevocably assigns and agrees to assign any and all of Executive’s right, title and interest thereto, whether now known or hereafter defined or discovered, and Employer shall have the right to use the work in perpetuity in any location and in any manner Employer determines in its sole discretion without any further payment to Executive.

(b)           Executive shall do any and all things which Employer may deem useful or desirable to establish or document Employer’s rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright, trademark and/or patent applications, assignments or similar documents and, if Executive is unavailable or unwilling to execute such documents, Executive hereby irrevocably designates the President of Salem Media or his designee as Executive’s attorney-in-fact with the power to execute such documents on Executive’s behalf. To the extent Executive has any rights in the results and proceeds of Executive’s services under this Memorandum that cannot be assigned as described above, Executive unconditionally and irrevocably waives the enforcement of such rights.

(c)           Works-made-for-hire do not include subject matter that meets all of the following criteria: (1) is conceived, developed and created by Executive on Executive’s own time without using the Employer’s equipment, supplies or facilities or any trade secrets of confidential information, (2) is unrelated to the actual or reasonably anticipated Business or research and development of Employer of which Executive is or becomes aware; and (3) does not result from any work performed by Executive for Employer.

3

5.3           Return of Property. All documents, data, recordings, equipment or other property, whether tangible or intangible, including all information stored in electronic form, obtained or prepared by or for Executive and utilized by Executive in the course of Executive’s employment with Employer or any of its affiliated companies shall remain the exclusive property of Employer. Upon termination of employment, Executive shall promptly return all of Employer’s property to Employer.

5.4           Use of Executive’s Name, Image and Likeness. Employer may make use of Executive’s name, photograph, drawing or other likeness in connection with the advertising or the giving of publicity to Employer, Salem Media or a program broadcast or content provided by Employer, Salem Media or any affiliated companies. In such regard, Employer may make recordings, transcriptions, videotapes, films and other reproductions of any and all actions performed by Executive in his or her capacity as an Executive of Employer, including without limitation any voice-over or announcing material provided by Executive (collectively “Executive Performances”). Employer shall have the right to broadcast, display, license, assign or use any Executive Performances on a royalty-free basis without additional compensation payable to Executive.

6.           PERSONAL CONDUCT. Executive agrees to promptly and faithfully comply with all present and future policies, requirements, directions, requests and rules and regulations of Employer in connection with Employer’s Business, including without limitation the policies and requirements set forth in Employer’s Employee Handbook. Executive further agrees to comply with all laws and regulations pertaining to Executive’s employment with Employer. Executive hereby agrees not to engage in any activity that is in direct conflict with the essential interests of the Business. Executive hereby acknowledges that nothing set forth in the Employee Handbook or any other policy issued by Employer shall be deemed to create a separate contractual obligation, guarantee or inducement between Executive and Employer.

7.           INDEMNIFICATION. Executive shall be entitled to the protection of any insurance policies that Salem Media may elect to maintain generally for the benefit of its directors and officers against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding (other than any action, suit or proceeding arising under or relating to this Memorandum) to which Executive may be made a party by reason of (i) his being or having been a director, officer or Executive of Salem Media or any of its subsidiaries, or (ii) his serving or having served any other enterprise as a director, officer or Executive at the request of Salem Media (the duties described in (i) and (ii) hereof are collectively referred to herein as the “Indemnified Duties”). Salem Media shall indemnify Executive against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which Executive may be made a party by reason of the Indemnified Duties to the fullest extent permitted by law, in effect at the time of the subject act or omission, and shall advance to Executive reasonable attorneys’ fees and expenses as such fees and expenses are incurred (subject to the undertaking from Executive to repay such advances if it shall be finally determined by a judicial decision which is not subject to further appeal that Executive was not entitled to the reimbursement of such fees and expenses). Salem Media covenants to maintain during Executive’s employment for the benefit of Executive (in his capacity as an officer of the Company) Directors’ and Officers’ Insurance providing benefits to Executive no less favorable, taken as a whole, than the benefits provided to the senior executives of Salem Media by the Directors’ and Officers’ Insurance maintained by Salem Media on the date hereof; provided, however, that the board of directors of Salem Media may elect to terminate Directors’ and Officers’ Insurance for all officers and directors, including Executive, if the board of directors of Salem Media determines in good faith that such insurance is not available or is available only at unreasonable expense. In addition, Salem Media covenants to maintain Employer Professional Liability Insurance in reasonable amounts for the benefit of Executive (in his capacity as legal advisor to the company) insuring coverage for legal advice and opinions rendered by Executive and the legal department made in the course of his employment.

4

8.           MISCELLANEOUS PROVISIONS.

8.1           Venue; Choice of Law. Regardless of where it is signed, this Memorandum shall be deemed to be an agreement made in the city and state where Executive’s principal work area or office is located (“Venue”) and shall be interpreted as an agreement to be performed wholly in the State of California. The laws of the State of California shall be applied without regard to the principles of conflicts of laws.

8.2           Resolution of Disputes. Employer and Executive mutually agree to resolve any and all legal claims arising from or in any way or relating to Executive’s employment with Employer through mediation or, if mediation does not resolve the claim or dispute within ten (10) days of notice demanding mediation, by binding arbitration under the Federal Arbitration Act subject to the terms and conditions provided below. Notwithstanding the foregoing, insured workers compensation claims (other than wrongful discharge claims) and claims for unemployment insurance are excluded from arbitration under this Memorandum. This Memorandum does not prevent the filing of charges with administrative agencies such as the Equal Employment Opportunity Commission, the National Labor Relations Board, or equivalent state agencies. Arbitration shall be conducted in the Venue in accordance with either of the following, at Executive’s election: (a) the American Arbitration Association: Employment Rules of Procedure, or (b) the rules of procedure issued by another alternative dispute resolution service mutually acceptable to Executive and Employer. Any award issued in accordance with this Section 8.2 shall be rendered as a judgment in any trial court having competent jurisdiction. Employer shall pay the arbitration fees and expenses, less any filing fee amount that Executive would otherwise have to pay to pursue a comparable lawsuit in a United States district court or state court in the jurisdiction where the dispute arises, whichever is less. All other rights, remedies, exhaustion requirements, statutes of limitation and defenses applicable to claims asserted in a court of law will apply in the arbitration. Executive expressly waives any presumption or rule, if any, which requires this Memorandum to be construed against Employer.

5

8.3           Injunctive Relief. Employer has entered into this Memorandum in order to obtain the benefit of Executive’s unique skills, talent, and experience. Executive acknowledges and agrees that any violation of one or more subsections of Section 5 of this Memorandum will result in irreparable damage to Employer, and, accordingly, Employer may obtain injunctive and other equitable relief for any breach or threatened breach of such sections, in addition to any other remedies available to Employer, without being required to prove actual damages, post bond or furnish other security.

8.4           Integration. This Memorandum comprises the entire understanding of the parties with respect to the subject matter and shall supersede all other prior written or oral agreements, including without limitation that certain employment agreement entered into by and between Employer and Executive and effective as of July 1, 2015.

8.5           Amendments and Waivers. No term or provision of this Memorandum may be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in accordance with its express terms and conditions. Notwithstanding anything in this Memorandum to the contrary, no person other than the Chief Executive Officer of Employer has the capacity to amend, waive, discharge or terminate the provisions of Section 2 relating to the “at will” nature of Executive’s employment, and then, such action may only be taken in writing.

8.6           Severability. If any portion of this Memorandum shall be held to be illegal, invalid, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Memorandum shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. Additionally, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Memorandum a provision as similar to such former provision as shall be legal, valid and enforceable.

{Continue on Next Page}

6

8.7           Survival; Modification of Terms. No change in Executive’s duties or salary shall affect, alter, or otherwise release Executive from the covenants and agreements contained herein. All post-termination covenants, agreements, representations and warranties made herein by Executive shall survive the expiration or termination of this Memorandum or employment under this Memorandum in accordance with their respective terms and conditions.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum effective as of July 1, 2018.

ACCEPTED AND AGREED:

“Executive:”	“Employer:”

Salem Communications Holding Corporation

/s/ Christopher J. Henderson	By:	/s/ Edward G. Atsinger, III
Christopher J. Henderson		Edward G. Atsinger, III
Chief Executive Officer

I hereby certify that the terms and conditions of this Employment Agreement have been reviewed and approved by the Compensation Committee of Salem Media Group, Inc.

Effective Date: July 1, 2018	/s/ Richard A. Riddle
Richard A. Riddle
Chairman of the Compensation Committee, Salem Media Group, Inc.

7